UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 7, 2015
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Lakeside at Coppell
On October 7, 2015 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through STAR Lakeside, LLC (“STAR Lakeside”), an indirect wholly-owned subsidiary of the Company, acquired a fee simple interest in a 315-unit multifamily residential community located in Coppell, Texas, commonly known as Regency by the Lake, to be renamed “Lakeside at Coppell” (the “Lakeside Property”). The Lakeside Property was acquired from a third-party selling entity ultimately controlled by the same parent company that controlled the selling entities of the Delano at North Richland Hills, Kensington by the Vineyard, Meadows at North Richland Hills and Monticello by the Vineyard properties, which the Company previously acquired.

STAR Lakeside acquired the Lakeside Property for an aggregate purchase price of $60,500,000, exclusive of closing costs. STAR Lakeside financed the acquisition of the Lakeside Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $45,375,000 (the “Lakeside Loan”) from PNC Bank, National Association (the “Lender”), pursuant to the requirements of the Federal Home Loan Mortgage Corporation (Freddie Mac) Capital Markets Execution Program, as evidenced by the Multifamily Loan and Security Agreement (the “Loan Agreement”) and the Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage and the Guaranty, each described below, the “Loan Documents”). For additional information on the terms of the Lakeside Loan, see Item 2.03 below.

The Lakeside Property was constructed in 1999 and consists of 45 two-story apartment buildings, a two-story leasing office/clubhouse, a pool restroom building and a maintenance building situated on an approximately 35-acre site. The Lakeside Property is comprised of 90 one-bedroom apartment homes, 135 two-bedroom apartment homes, 45 three-bedroom apartment homes and 45 four-bedroom apartment homes that average 1,221 square feet with an average monthly rent of $1,698. Apartment amenities at the Lakeside Property include granite countertops, mahogany cabinetry, washer and dryer connections, nine-foot ceilings, wood-burning fireplaces, walk-in closets, private patios/balconies and private attached garages. In addition, select apartment homes include stainless steel appliances and hardwood flooring. Property amenities at the Lakeside Property include a resort-style swimming pool and hot tub, basketball court, sand volleyball court, lighted tennis court, jogging trail, spacious aerobics studio, children’s playground, community garden, billiards room, outdoor playground and executive business center. As of October 6, 2015, the Lakeside Property was approximately 96.2% occupied.

An acquisition fee of approximately $610,000 was earned by Steadfast Apartment Advisor, LLC (the “Advisor”) in connection with the acquisition of the Lakeside Property. A loan coordination fee of $453,750 was earned by the Advisor in connection with the financing of the Lakeside Property.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Lakeside Property
On the Closing Date, STAR Lakeside and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Lakeside Property. Pursuant to the Management Agreement, STAR Lakeside is to pay Steadfast Management a monthly management fee in an amount equal to 2.75% of the Lakeside Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on October 7, 2016, and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. STAR Lakeside may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.

On the Closing Date, STAR Lakeside also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations to be undertaken from time to time at the Lakeside Property, for which it will be paid a construction management fee in an amount equal to 8% of the total cost of the improvements and renovations. The Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Lakeside Loan
In connection with the acquisition of the Lakeside Property, STAR Lakeside borrowed $45,375,000 from the Lender pursuant to the Loan Documents. The Lakeside Loan has a 120-month term with a maturity date of November 1, 2025 (the “Maturity Date”). STAR Lakeside paid a loan origination fee of $249,563 to the Lender in connection with the Lakeside Loan.

Beginning December 1, 2015 and continuing until the Maturity Date, a monthly interest payment on the outstanding principal balance of the Lakeside Loan accrues at the one-month London Interbank Offered Rate (“LIBOR”) plus 2.23%, and is due and payable on the first date of each month, as further described in the Note. Beginning December 1, 2020 and continuing until the Maturity Date, a monthly payment of principal and interest is due and payable on the first date of each month, as further described in the Note. The entire outstanding principal balance and any accrued and unpaid interest on the Lakeside Loan is due and payable in full on the Maturity Date.

STAR Lakeside may voluntarily prepay the Lakeside Loan and related sums due to the Lender following the first year of the Lakeside Loan, provided that STAR Lakeside provides the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Note.

The performance of the obligations of STAR Lakeside under the Lakeside Loan is secured by a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing with respect to the Lakeside Property (the “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, STAR Lakeside assigned all of its rights under the Management Agreement to the Lender upon an event of default under any of the Loan Documents.

The Company entered into a Guaranty (the “Guaranty”) in connection with the Lakeside Loan. The Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which STAR Lakeside is personally liable under the Loan Documents, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.6, 10.7, 10.8, 10.9 and 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On October 13, 2015, the Company distributed a press release announcing the completion of the acquisition of the Lakeside Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.

See Paragraph (a) above.
(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of June 29, 2015 by and between Steadfast Asset Holdings, Inc., AP WP Lake REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.2	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Lake REIT LLC

10.3	Assignment and Assumption of Purchase Agreement, dated as of October 7, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Lakeside, LLC

10.4	Property Management Agreement, made and entered into as of October 7, 2015, by and between Steadfast Management Company, Inc. and STAR Lakeside, LLC

10.5	Construction Management Services Agreement entered into as of October 7, 2015, by and between STAR Lakeside, LLC and Pacific Coast Land & Construction, Inc.

10.6	Multifamily Note, effective as of October 7, 2015 by STAR Lakeside, LLC, in favor of PNC Bank, National Association

10.7	Multifamily Loan and Security Agreement, dated as of October 7, 2015, by and between STAR Lakeside, LLC and PNC Bank, National Association

10.8	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, effective as of October 7, 2015, by STAR Lakeside, LLC for the benefit of PNC Bank, National Association

10.9	Guaranty, effective as of October 7, 2015, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association

10.10
Assignment of Management Agreement and Subordination of Management Fees, effective as of October 7, 2015, by and among STAR Lakeside, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated October 13, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	October 13, 2015	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of June 29, 2015 by and between Steadfast Asset Holdings, Inc., AP WP Lake REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.2	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Lake REIT LLC

10.3	Assignment and Assumption of Purchase Agreement, dated as of October 7, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Lakeside, LLC

10.4	Property Management Agreement, made and entered into as of October 7, 2015, by and between Steadfast Management Company, Inc. and STAR Lakeside, LLC

10.5	Construction Management Services Agreement entered into as of October 7, 2015, by and between STAR Lakeside, LLC and Pacific Coast Land & Construction, Inc.

10.6	Multifamily Note, effective as of October 7, 2015 by STAR Lakeside, LLC, in favor of PNC Bank, National Association

10.7	Multifamily Loan and Security Agreement, dated as of October 7, 2015, by and between STAR Lakeside, LLC and PNC Bank, National Association

10.8	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, effective as of October 7, 2015, by STAR Lakeside, LLC for the benefit of PNC Bank, National Association

10.9	Guaranty, effective as of October 7, 2015, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association

10.10
Assignment of Management Agreement and Subordination of Management Fees, effective as of October 7, 2015, by and among STAR Lakeside, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated October 13, 2015